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                                                                   EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Hyperion
Telecommunications, Inc. on Form S-4 of our report dated June 13, 1997, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Pittsburgh, Pennsylvania
October 28, 1997